Exhibit 4.01

SPECIMEM

Number                                                                                         Par Value  $ .001                                                                                            Shares

GlobalTel IP, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK

CUSIP 37946F  10  5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Countersigned:

Florida Atlantic Stock Transfer, Inc.

Is the owner of

7130 Nob Hill Road

Tamarac, FL 33321

Fully Paid and Non-Assessable Shares of Common Stock of GlobalTel IP, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

GlobalTel IP, Inc.

Corporate

Seal

Chairman

                     Florida

Secretary

SPECIMEM

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as

Though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT

- ________Custodian _______________

    (Cust)                        (Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts to Minors

Act ______________________________

JT TEN

- as joint tenants with right of

        (State)

   survivorship and not as

   tenants in common

Additional abbreviations may also be used though not on the above list.

For value received, ____________________________________________ hereby sell, assign and transfer unto

_________________________________________________________________________________________

(Please insert Social Security Number or other identifying number of assignee)

__________________________________________________________________________________________

(Please print or typewrite name and address including postal zip of assignee)

__________________________________________________________________________________________

__________________________________________________________________________________________

___________________________________________________________________________________________

(Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint)

_____________________________________________________________________________

(Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.)

Dated, _____________________

________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever. IMPORTANT: The signature(s) on the Certificate must be guaranteed (not notarized) by a representative of a financial institution or a registered securities dealer having membership in the Medallion signature program. A notarized signature is not an acceptable substitute for a guaranteed signature.